Copeland

SMID Cap Dividend Growth Fund

Class A Shares: CSDGX

Class I Shares: CSMDX

Copeland

Dividend Growth Fund

Class A Shares: CDGRX

Class C Shares: CDCRX

Class I Shares: CDIVX

Copeland

International Small Cap Fund

Class A Shares: CISAX

Class I Shares: CSIIX

Supplement dated May 19, 2026

to the Copeland SMID Cap Dividend Growth Fund, Copeland Dividend Growth Fund and Copeland International Small Cap Fund (each a “Fund”) Prospectus dated March 30, 2026

Effective immediately, the following information replaces the existing similar disclosure under the section “Management – Portfolio Managers” on page 25 of the Fund’s prospectus:

Kenneth T. Lee

Portfolio Manager (Copeland International Small Cap Fund)

Mr. Lee is a member of the adviser and joined the firm in January 2013. Mr. Lee serves as a Portfolio Manager for the Fund. He is a member of the Investment Policy Committee and a Partner at the firm. Prior to joining Copeland in January 2013, Ken was a Portfolio Manager and Managing Director at Mercury Partners, a multi-strategy investment firm offering hedge fund and long-only equity strategies, where he managed its Asia equity fund. Prior to joining Mercury, Ken was a Vice President at Deutsche Bank Securities and an Associate at Wachovia Securities, where he focused on Mergers & Acquisitions in their Real Estate, Lodging & Gaming Investment Banking Group. Previously, Ken was a management consultant at McKinsey & Company and AlixPartners, where he specialized in restructuring and corporate turnarounds for U.S. and Asian clients in the consumer, technology and industrial sectors. Ken holds an MBA from Harvard Business School and a BA in Economic History from Dartmouth College.

Willard Kwak (Copeland International Small Cap Fund)

Portfolio Manager

Mr. Kwak is a member of the adviser and joined the firm in September 2017. Mr. Kwak is a Portfolio Manager and a Principal at Copeland Capital Management. His primary responsibilities include conducting fundamental research across all sectors for the international team and helping to optimize Copeland’s quantitative methodologies. Prior to joining Copeland, Willard performed research at the University of Chicago Department of Economics, developing data analytics and mining skills, working with various programming languages. Before that, Willard participated in the Research Experience as Undergraduate (REU) for mathematics, studying number theory. Willard holds a BS in Mathematics and BA in Economics from the University of Chicago. He also holds the Chartered Financial Analyst (CFA®) designation.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.